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                       BENEDEK COMMUNICATIONS CORPORATION



                      15.0% Exchangeable Redeemable Senior
                            Preferred Stock Due 2007


                   Exchange And Registration Rights Agreement




                                                                    June 5, 1996


Goldman, Sachs & Co.                            BT Securities Corporation
85 Broad Street                                 One Bankers Trust Plaza
New York, New York 10004                        New York, New York 10006


Ladies and Gentlemen:

                  Benedek Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell privately (the "Offering") 600,000 shares of its 15.0% Exchangeable Redeemable Senior Preferred Stock Due 2007 (the "Exchangeable Preferred Stock") subject to the terms and conditions of commitment letters (collectively, the "Commitment Letters") entered into between the Company and each purchaser (collectively, the "Purchasers"). Subject to the terms and conditions of a placement agreement dated the date hereof (the "Placement Agreement") among the Company, Goldman, Sachs & Co. ("Goldman Sachs") and BT Securities Corporation ("BT" and, together with Goldman Sachs, the "Placement Agents"), the Placement Agents have agreed to serve as exclusive placement agents in connection with the issuance and sale of the Exchangeable Preferred Stock. Capitalized terms used but not specifically defined herein are defined in the Commitment Letters. As an inducement to the Purchasers to enter into the Commitment Letters and in satisfaction of conditions to the obligations of the Purchasers thereunder the Company agrees with you, for the benefit of the Purchasers and each holder of the Securities








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and of the Exchange Securities (each as defined below) (collectively the
"Holders"), as follows:

                  1. Registered Exchange Offer. The Company (a) shall prepare and, not later than October 1, 1996, shall file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on Form S-1 or Form S-4 under the Securities Act with respect to a proposed offer (the "Exchange Offer") to the Holders of Transfer Restricted Securities (as defined in Section 3), who are not prohibited by any law or policy of the Commission from participating in the Exchange Offer, to issue and deliver to such Holders, in exchange for shares of Exchangeable Preferred Stock or Exchange Debentures, as the case may be (the "Securities"), a like aggregate liquidation preference of Exchangeable Preferred Stock or a like aggregate principal amount of Exchange Debentures, as the case may be, of the Company (the "Exchange Securities") identical in all material respects to the Securities, except for the transfer restrictions relating to the Exchangeable Preferred Stock or Exchange Debentures, as the case may be, that would be registered under the Securities Act, (b) shall use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than December 1, 1996, and shall keep the Exchange Offer Registration Statement effective for not less than 20 Business Days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

                  Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 3) electing to exchange Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company








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acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities
(an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Exchange Offer.

                  In connection with the Exchange Offer, the Company shall:

                  (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                  (c) utilize the services of a Depositary for the Exchange Offer with an address in the Borough of Manhattan, the City of New York;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

                  (e) otherwise comply in all respects with all applicable laws.

                  As soon as practicable after the close of the Exchange Offer, the Company shall:

                  (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Exchange
         Offer;

                  (b) deliver to the Transfer Agent for cancellation all Securities so accepted for exchange; and








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                  (c) cause the Transfer Agent promptly to authenticate and
         deliver to each Holder of Securities Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

                  The Company shall make available for a period of 90 days after the consummation of the Exchange Offer a copy of the prospectus forming part of the Exchange Offer Registration Statement to any broker-dealer for use in connection with any resale of any Exchange Securities.

                  Each Holder participating in the Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

                  Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material








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                                                                               5

fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2. Shelf Registration. If, because of any change in law or applicable interpretations thereof by the Commission's staff, the Company determines that it is not permitted to effect the Exchange Offer as contemplated by Section 1 hereof, or if for any other reason the Exchange Offer is not consummated by December 31, 1996, or if a Holder so requests with respect to Securities not eligible to be exchanged for Exchange Securities in a Exchange Offer and held by it following consummation of the Exchange Offer or if any Holder (other than an Exchanging Dealer) is not eligible to participate in the Exchange Offer or, if any Holder that participates in the Exchange Offer (other than an Exchanging Dealer), does not receive freely tradeable Exchange Securities in exchange for tendered Securities, the following provisions shall apply:

                  (a) The Company shall as promptly as practicable file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder shall be entitled to have Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period of three years from the consummation of the Offering or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result








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                                                                               6

in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

                  (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  3. Liquidated Damages. (a) If (i) the applicable Registration Statement is not filed with the Commission on or prior to October 1, 1996 (ii) unless the Exchange Offer would not be permitted by a policy of the Commission, the Exchange Offer Registration Statement is not declared effective by December 1, 1996, (iii) neither the Exchange Offer is consummated nor the Shelf Registration Statement is declared effective by December 31, 1996, or (iv) after a Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective or such Registration Statement or the related prospectus ceases to be usable (except as permitted by the following paragraph) in connection with resales of Transfer Restricted Securities (as defined below) during the periods specified herein (each such event referred to in clauses (i) through (iv), a "Registration Default"), then additional cash dividends will accrue on the Exchangeable Preferred Stock at a rate of 0.50% per annum from and including the date on which any Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured calculated on the liquidation preference of the Exchangeable Preferred Stock, or additional cash interest will accrue on the Exchange Debentures at a rate of 0.50% per annum from and including the date on which any Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured calculated on the principal amount of the Exchange Debentures, as the case may








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                                                                               7

be ("Liquidated Damages"). All accrued Liquidated Damages will be paid by the Company in cash on each scheduled dividend payment date for the Exchangeable Preferred Stock, or on the date interest is payable for the Exchange Debentures, as the case may be (the "Damages Payment Date"), to any holder of Transfer Restricted Securities who has given wire transfer instructions to the Company at least ten Business Days prior to the Damages Payment Date by wire transfer of immediately available funds and to all other holders of Transfer Restricted Securities by mailing checks to their registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

                  A Registration Default described in clause (iv) of the immediately preceding paragraph shall be deemed not to have occurred and be continuing by reason of a Shelf Registration Statement or the related prospectus ceasing to be usable if (i) such Shelf Registration Statement or prospectus has ceased to be usable solely as a result of (A) the filing of a post-effective amendment thereto to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (B) other material events, with respect to the Company, that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (B), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Shelf Registration Statement or prospectus is not usable for a continuous period in excess of 30 days, a Registration Default shall be deemed to have occurred on the day following such 30-day period and to be continuing until such Registration Default is cured.

                  "Transfer Restricted Securities" means each Security or Exchange Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Security in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Transfer Restricted Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the








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Exchange Offer Registration Statement, (iii) the date on which such Transfer
Restricted Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Transfer Restricted Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

                  Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to include in the Shelf Registration Statement Transfer Restricted Securities of a Holder if such Holder fails to provide the information required to be provided by it, if any, pursuant to Section 4(n).

                  (b) The Company shall notify the Transfer Agent under the Certificate of Designation or the Trustee under Exchange Indenture, as the case may be, immediately upon the happening of each and every Registration Default.

                  4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

                  (a) The Company shall (i) furnish to you, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the letter of transmittal delivered pursuant to the Exchange Offer; and (iii) in the case of a Shelf Registration Statement, include the name of a Holder who proposes to sell Securities pursuant to the Shelf Registration Statement as a selling securityholder.

                  (b) The Company shall advise you and the Holders (if applicable), and, if requested by you or any such Holder, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by








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                                                                               9

an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                 (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any actions or proceedings for that purpose;

                 (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any action or proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus (or documents incorporated or deemed incorporated therein by reference) so that, as of such date, the statements therein are not misleading and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the lifting of any suspension of the qualification or exemption from qualification of any Securities or Exchange Securities for sale in any jurisdiction in the United States, at the earliest possible time.

                  (d) The Company will furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and








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                                                                              10

schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (e) The Company will deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the prospectus or any amendment or supplement thereto.

                  (f) The Company will furnish to each Exchanging Dealer or a Holder, as applicable, which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Exchanging Dealer or such Holder, as applicable, so requests in writing, all exhibits (including those incorporated by reference).

                  (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Exchanging Dealer or the Holder, as applicable, without charge, as many copies of the prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or the Holder, as applicable, may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Exchange Offer.

                  (h) Prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company will use its best efforts to register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in








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any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) The Company will cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders or the Managing Underwriters, if any, may request in writing prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 4(b) hereof during the period for which the Company is required to maintain an effective Registration Statement, the Company will promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or purchasers of Exchange Securities from an Exchanging Dealer or a Holder, as applicable, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities or Exchange Securities, as the case may be, and provide the Transfer Agent with printed certificates for the Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.









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                  (m) The Company will cause the Exchange Indenture to be
qualified under the Trust Indenture Act as required by applicable law in a timely manner. In the event that such qualification would require the appointment of a new trustee under the Exchange Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (n) The Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (o) The Company shall enter into such customary agreements (including if requested an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of Securities or Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Securities pursuant to any Shelf Registration Statement; provided, however, that the Company shall have no obligation to pay any discounts or underwriting commission.

                  (p) In the case of a Shelf Registration Statement, the Company shall (i) make reasonably available upon reasonable notice and during reasonable business hours for inspection by a representative of, and Special Counsel (as defined in Section 5 hereof) acting for, a majority in aggregate liquidation preference or principal amount, as applicable, of the Holders, and any underwriter participating in any disposition pursuant to a Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and each subsidiary of the Company and
(ii) cause each of the Company's (and each of the Company's subsidiary's) officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by such representative, counsel or any such underwriter (an "Inspector") in connection with any such Registration Statement, in each case, as shall be reasonably necessary, in the judgment of the Special Counsel referred to in this paragraph, to conduct a reasonable investigation








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within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), (B) such person shall be required to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement) or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (q) In the case of a Shelf Registration Statement, the Company, if requested by Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Securities and Exchange Securities being sold, their Special Counsel (as defined in Section 5 below), or the managing underwriters (if any) in connection with any Shelf Registration Statement, shall use its best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities or the Exchange Securities, as applicable, in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreements of the type referred to in Section 4(o) hereof; the due authorization, execution, authentication and issuance, and the nonassessibility or validity and enforceability, as the case may be, of the Securities or the Exchange Securities, as applicable; the absence of material legal or governmental proceedings








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involving the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Securities or the Exchange Securities, as applicable, or any agreement of the type referred to in Section 4(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in light of the circumstances existing at the time such documents were filed with the Commission under the Securities Exchange Act of 1934 (the "Exchange Act")));, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (r) The Company will use its best efforts to cause the Securities or the Exchange Securities, as applicable, covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or by the managing underwriters, if any.

                  (s) The Company will use its best efforts to cause the Securities or the Exchange Securities, as applicable, relating to such Registration Statement to be listed on each securities exchange, if any, on which preferred stock or debt securities, as applicable, issued by the Company are then listed, if so requested by Holders of a majority in aggregate liquidation preference or principal








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                                                                             15

amount, as applicable, of Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or by the managing underwriters, if any.

                  (t) In the case of a Shelf Registration Statement, each Holder of Securities agrees by acquisition of such Securities that, upon receipt of any notice of the Company pursuant to paragraphs (ii) through (v) of Section 4(b) hereof, such Holder will discontinue disposition of such Securities covered by such Registration Statement until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Sections 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or Exchange Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the Registration Statement relating to such Securities or Exchange Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities or








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                                                                              16

Exchange Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                  5. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 hereof and the Company will reimburse the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to local counsel) chosen by the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Securities and the Exchange Securities to be sold pursuant to a Registration Statement (the "Special Counsel") acting for the Holders in connection therewith.

                  6. Representations and Warranties. The Company represents and warrants to, and agrees with, the Placement Agents and each of the Holders from time to time of Securities or Exchange Securities that:

                  (a) Each Registration Statement covering Securities or Exchange Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 4(e) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Securities or Exchange Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the date on which such Registration Statement becomes effective, when a prospectus would be required to be delivered under the Securities Act, each such Registration Statement and each prospectus (including any summary prospectus) concerned therein or furnished pursuant to Section 4(e) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or








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                                                                              17

necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Securities or Exchange Securities expressly for use therein.

                  (b) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any subsidiary is subject nor create or give rise to a right in any other party to or beneficiary of any such indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to take security in assets of the Company or any of its subsidiaries, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Securities or the Exchange Securities, qualification of the Exchange Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities or the Exchange Securities.

                  7. Indemnification. (a) Indemnification by the Company. Upon the registration of the Securities or Exchange Securities pursuant to Section 1 or 2 hereof, and in consideration of the agreements of the Holders contained herein, and as an inducement to the Purchasers and the Holders to purchase the Securities, the Company shall indemnify and hold harmless each of the Holders of Securities or Exchange Securities to be included in such registration, and each person who participates as a








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                                                                              18

placement or sales agent or as an underwriter in any offering or sale of such Securities or Exchange Securities against any losses, claims, damages or liabilities, joint or several, to which such Holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company agrees to reimburse such Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

                  (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Securities or Exchange Securities in any Registration Statement filed pursuant to Sections 1 or 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Securities or Exchange Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other Holders of Securities or Exchange Securities, against any losses, claims, damages or liabilities to which the Company or such other Holders of Securities or Exchange Securities may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement








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                                                                              19

or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 7(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Securities or Exchange Securities pursuant to such registration.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of this Section 7, notify such indemnifying party in writing of the commencement of such action; provided, however, that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of Section 7(a) or 7(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case








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                                                                              20

subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                  (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions of Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 7(d) was determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Securities or Exchange Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or








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                                                                              21

alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and any underwriters' obligations in this Section 7(d) to contribute shall be several in proportion to the liquidation preference or principal amount, as applicable, of Securities or Exchange Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) Miscellaneous. The obligations of the Company under this
Section 7 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Holders and any underwriters contemplated by this Section 7 shall be in addition to any liability which the respective Holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

                  8. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the








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                                                                              22

limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Placement Agents upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                  9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of such Transfer Restricted Securities included in such offering.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Securities or








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                                                                              23

Exchange Securities being sold by such Holders pursuant to such Registration Statement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Purchaser, the address of such Purchaser given in the Commitment Letters; and

                  (2) if to the Company at 308 West State Street,
         Rockford, Illinois 61101, Attention:  Secretary.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being delivered to a next-day air courier; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

                  (c) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f)  Governing Law; Submission to Jurisdiction;
Waiver of Jury Trial.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF








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                                                                              24

MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A TRANSFER RESTRICTED SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  (g) Remedies. In the event of a breach by the Company, or by a Holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each Holder of Transfer Restricted Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of Transfer Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (h) No Inconsistent Agreements. The Company has not entered, nor shall the Company on or after the date of this Agreement enter, into any agreement that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. With the exception of the Exchange and Registration Rights Agreement dated March 3, 1995 among BBC, BLC (formerly known as LLC) and Goldman Sachs in connection with the issuance and sale of $135,000,000 11-7/8% Senior Secured Notes Due 2005 and the Exchange and Registration Rights Agreement dated May 30, 1996 between the Company and Goldman Sachs in connection with the issuance and sale of $170 million 13-1/4% Senior Subordinated Discount Notes Due 2006, neither the Company nor its subsidiaries has previously entered into any








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                                                                              25

agreement granting any registration rights with respect to any of its preferred stock or debt securities to any person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the then outstanding Transfer Restricted Securities, the Company shall not grant to any person the right to request the Company to register any of its preferred stock or debt securities under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the Holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of the Agreement.

                  (i) No Piggyback on Registrations. Neither the Company nor any of its securityholders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Registration Statement other than Transfer Restricted Securities.

                  (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) Third-Party Beneficiaries. The Company agrees that the representations, warranties and covenants of the Company contained herein are intended for the benefit of Holders from time to time of the Warrants and the Registrable Securities, and each such Holder shall be deemed to be a third-party beneficiary with respect thereto, entitled to enforce directly and in its own name any rights








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                                                                              26

or claims the Placement Agents may have against the Company with respect thereto.










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                                                                              27

                 Please confirm that the foregoing correctly sets forth the agreement between the Company and you.



                                    Very truly yours,

                                    BENEDEK COMMUNICATIONS
                                    CORPORATION,


                                    by /s/   Ronald L. Lindwall
                                       ----------------------------------
                                       Name: Ronald L. Lindwall
                                       Title: Secretary
                                              Senior Vice President--Finance






Accepted as of the date hereof:

GOLDMAN SACHS & CO.,

by  /s/  Dirk Leasure
    ---------------------------
    Name: Dirk Leasure
    Title: V.P.



BT SECURITIES CORPORATION,

by  /s/ Gregory R. Paul
    ---------------------------
    Name: Gregory R. Paul
    Title: V.P.
           Managing Director








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



                                                                         ANNEX A
                                                             to the Exchange and
                                                   Registration Rights Agreement



                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B
                                                             to the Exchange and
                                                   Registration Rights Agreement



                  Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C
                                                             to the Exchange and
                                                   Registration Rights Agreement



                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale. In addition, until               , 199 ,
all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.*/

                  The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer

- --------
*/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.








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                                                                               2










will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D
                                                             to the Exchange and
                                                   Registration Rights Agreement


[    ]            CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO
                  RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
                  10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
                  THERETO.

                  Name: ____________________________________________
                  Address: _________________________________________
                           _________________________________________





If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.